SUPPLEMENT DATED DECEMBER 17, 2008 TO THE
PACIFIC LIFE FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2008
This supplement revises the Pacific Life Funds Statement of Additional Information dated July 1, 2008, as supplemented (together, the “SAI”) and must be preceded or accompanied by Pacific Life Funds’ SAI. Remember to review the SAI for other important information.
Extension of Temporary Guarantee Program for Money Market Funds
     The Pacific Life Funds’ PL Money Market Fund (the “Fund”) has not experienced difficulties in maintaining its $1.00 share price as of the date of this supplement, but there can be no assurances of future performance. Accordingly, the Fund participated in the voluntary, temporary guarantee program (the “Program”) offered by the U.S. Department of the Treasury (the “Treasury”). The Treasury recently announced an extension of the Program. Participation in the extension of the Program by the Fund was approved by the Board of Trustees of Pacific Life Funds on December 3, 2008 and becomes effective upon the Treasury’s execution of the Fund’s extension application.
     Under the extension, the same parameters of the original Program still apply, and are as follows: the Program’s guarantee applies to shareholders of the Fund as of the close of business on September 19, 2008 (“Eligible Shareholders”); and the Program covers the lesser of the number of shares owned by an Eligible Shareholder (i) on September 19, 2008 or (ii) on the date the Fund’s market-based net asset value per share falls below $0.995. Investors who became shareholders after September 19, 2008 are not covered under the Program.
     If an Eligible Shareholder were to redeem all of his or her shares of the Fund from their Pacific Life Funds account and subsequently purchase shares of the Fund in that same account from which Fund shares were originally redeemed, those shares would be covered to the extent described above. Shares protected under the Program that are transferred ‘in kind’ during the coverage period, where there is no change in the beneficial ownership structure of an account would continue to be covered up to the account value established as of September 19, 2008 (e.g., transfers in kind between intermediaries, directly held accounts moved to omnibus or networked positions or vice versa). Certain transfers ‘in kind’ or re-registrations that involve a change in the beneficial ownership of an account (e.g., individual to joint) may not be eligible for coverage.
     If the Fund’s net asset value declines to below $0.995 during the coverage period (a “Guarantee Event”), and the Fund seeks to recover under the Program, the Fund would be required to liquidate within thirty (30) days (unless Treasury consents to a later date). Upon liquidation, shares not protected under the Program would receive only net asset value per share. An Eligible Shareholder would receive up to $1.00 per protected share upon liquidation of the Fund pursuant to the Program (subject to adjustment and the overall limit of $50 billion currently available under the Program to all money market funds participating in the Program).
     The extension of the Program is through April 30, 2009 (the “Extension Period”), which may be further extended by the Treasury through September 18, 2009. Participation for the Extension Period requires a payment to the Treasury equal to 0.015% of the net asset value of the Fund as of September 19, 2008. While this would normally be an expense borne by the Fund, the Fund’s adviser has agreed to reimburse the Fund for the expense of participating in the Program for the Extension Period. If the Program is further extended, the Fund’s Board will consider whether to participate and any additional cost could be borne by the Fund.
SECURITIES AND INVESTMENT TECHNIQUES section –
In the Futures Contracts and Options on Futures Contracts – Limitations subsection, the second to the last sentence of the second paragraph is deleted and replace with the following:
However, with respect to futures contracts that are required to “cash settle”, a Fund, to the extent asset cover is required, is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability from futures contracts, if any).

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS section –
     The following is added to the Equity Ownership of Trustees subsection:
     SEC Rules require disclosure of information on the ownership of certain interests in securities of an investment adviser or principal underwriter of Pacific Life Funds by each Trustee who is not an interested person of Pacific Life Funds and his or her immediate family members. Gale K. Caruso, who serves as an Independent Trustee of Pacific Life Funds, acquired debt securities issued by The Goldman Sachs Group Inc. (“Goldman Sachs & Co.”) on June 26, 2007. Ms. Caruso reported to Pacific Life Funds that the acquisition was inadvertent, and that she sold the debt securities issued by Goldman Sachs & Co. on October 1, 2008. The approximate par value of the Goldman Sachs & Co. securities held by Ms. Caruso was $15,000, as of December 31, 2007, representing less than 1/2 of 1% of the class securities.
     Ms. Caruso is not an “interested person” (as that term is defined in the Investment Company Act of 1940) of PLFA, the adviser to Pacific Life Funds. However, as a result of holding the above-noted position, Ms. Caruso may have been an “interested person” (during the applicable time period referenced above) of Goldman Sachs Asset Management, L.P. (which is an affiliate of Goldman Sachs & Co.), the Manager to the Pacific Life Funds’ PL Short Duration Bond Fund and the Pacific Life Funds during the period that she held shares of Goldman Sachs & Co.
INFORMATION ABOUT THE FUND MANAGERS section –
In the Other Accounts Managed subsection that begins on page 87 of the SAI, the introductory paragraph is deleted and replaced with the following:
     The following tables reflect information regarding accounts (other than the fund) for which each Manager, except with respect to the Portfolio Optimization Funds, has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each fund. For the accounts presented, it is possible that an individual manager may only manage a portion of the assets of a particular account and such portion may be substantially lower than the total assets of such account. As of March 31, 2008, the managers of the Portfolio Optimization Funds do not manage other accounts. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below.